================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form 8-K/A
                                Amendment No. 1

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

                                Date of Report
                               December 31, 1996

                       DAVEL COMMUNICATIONS GROUP, INC.
            (Exact name of registrant as specified in its charter)


  Illinois                     0-22610                     37-1064777
(State or other       (Commission file number)         (I.R.S. Employer
jurisdiction of                                     Identification Number)
incorporation)


                 1429 Massaro Boulevard, Tampa, Florida     33619
                (Address of Principal Executive Offices)  (Zip Code)


                                 (813)623-3545
              (Registrant's telephone number, including area code)


================================================================================

A. Item 7 of the Company's Current Report on Form 8-K filed on February 18, 1997 is hereby amended to include the following unaudited pro forma financial statements for the nine months ended September 30, 1996 and the fiscal year ended December 31, 1995. On December 31, 1996, the Company sold 100% of the Common Stock of Comtel Computer Corp. and 100% of the Common Stock of California Comtel Computer, Inc. ("Comtel") to Portland, Oregon-based Skylink Telecommunications Corp.

     The Unaudited Condensed Pro Forma Consolidated Balance Sheets have been prepared as though the disposition of Comtel occurred on September 30, 1996. The Pro Forma Combined Results of Operations have been prepared as though the disposition of Comtel occurred on January 1 of each respective period. These statements do not purport to be indicative of the results of operations which actually would have occurred had the disposition of Comtel occurred on such dates.

                       Davel Communications Group, Inc.
           Unaudited Condensed Pro Forma Consolidated Balance Sheets
                              September 30, 1996


                                                          Pro Forma
                                                         Adjustments
                                          Historical       (Note A)       Pro Forma
                                        -------------    ------------     -----------
Assets
Current assets
  Cash  and cash equivalents               3,029,786      2,613,866 (1)    5,643,652
  Accounts and notes receivable at net     8,337,922        147,024 (2)    8,484,946
  Other current assets                     1,643,534       (195,707)(3)    1,447,827
                                        ------------  -------------      -----------

     Total current assets                 13,011,242      2,565,183       15,576,425

Property and equipment at net             26,509,708     (1,654,218)(3)   24,855,490
Other assets:
  Goodwill at net                          2,179,620     (1,896,721)(3)      282,899
  Other assets                               445,290       (138,377)(3)      306,913
                                        ------------  -------------      -----------

     Total other assets                    2,624,910     (2,035,098)         589,812
                                        ------------  -------------      -----------

     Total assets                         42,145,860     (1,124,133)      41,021,727
                                        ============  =============      ===========

Liabilities
Current liabilities:
  Current maturities of long term debt        64,104             --           64,104
  Accounts payable                         1,748,001     (1,016,611)(4)      731,390
  Accrued expenses                         1,401,942       (176,140)(4)    1,225,802
  Cash advances on factored receivables    1,090,250     (1,090,250)(4)           --
                                        ------------  -------------      -----------

     Total current liabilities             4,304,297     (2,283,001)       2,021,296

Long term debt, less current maturities    4,550,859             --        4,550,859

Deferred income taxes                      1,638,440         22,250 (4)    1,660,690

Stockholders' equity:                     31,652,264      1,136,618 (5)   32,788,882
                                        ------------  -------------     ------------

          Total liabilities and           42,145,860     (1,124,133)      41,021,727
           stockholders' equity
                                        ============  =============     ============

        The accompanying notes are an integral part of these statements.

                       Davel Communications Group, Inc.
           Unaudited Condensed Pro Forma Consolidated Balance Sheets
                              September 30, 1996



Note A: The Unaudited Condensed Pro Forma Consolidated Balance Sheets give effect to the following pro forma adjustments:

(1) Includes the first payment from Skylink Telecommunications Corp. of $2,703,000 in cash for Comtel's Common Stock and the removal of $89,134 in Comtel cash from the Company's balance sheet related to the disposition of Comtel's Common Stock.

(2) Includes recording of a note receivable in the amount of $2,300,000 for the second payment due from Skylink Telecommunications Corp. for Comtel's Common Stock, and removal of $2,152,976 in Comtel accounts receivable from the Company's balance sheet related to the disposition of Comtel's Common Stock.

(3) Represents the removal of Comtel assets from the Company's balance sheet related to the disposition of Comtel's Common Stock.

(4) Represents the removal of Comtel liabilities from the Company's balance sheet related to the disposition of Comtel's Common Stock.

(5) Represents the pro forma gain on the disposition of Comtel's Common Stock if the disposition had occurred on September 30, 1996.

                       Davel Communications Group, Inc.
            Unaudited Pro Forma Consolidated Statements of Earnings
                 For the Nine Months Ended September 30, 1996



                                                          Pro Forma
                                                         Adjustments
                                         Historical       (Note B)        Pro Forma
                                        ------------     ------------    ------------
Revenues:
  Coin calls                              13,302,134              -        13,302,134
  Non-coin calls payphones                11,738,271              -        11,738,271
  Non-coin calls hospitality               8,271,513     (7,876,533)(1)       394,980
  Sale of equipment and repairs              312,961              -           312,961
                                        ------------     ----------      ------------

     Total revenues                       33,624,879     (7,876,533)       25,748,346

Operating costs and expenses:
  Telephone charges-payphones              5,316,323              -         5,316,323
  Location commissions-payphones           3,352,384              -         3,352,384
  Service, maintenance & network           6,100,693              -         6,100,693
   payphones
  Cost of sales-hospitality                5,992,891     (5,781,881)(2)       211,010
  Cost of equipment sold and repairs         278,413              -           278,413
  Selling, general, and administrative     5,641,521     (1,065,011)(3)     4,576,510
  Depreciation and amortization            2,541,249       (439,728)(4)     2,101,521
                                        ------------     ----------      ------------
     Total operating costs and expenses   29,223,474     (7,286,620)       21,936,854
                                        ------------     ----------      ------------
    Operating profit                       4,401,405       (589,913)        3,811,492
Interest (expense)                          (124,216)        38,628 (5)       (85,588)
                                        ------------     ----------      ------------
     Earnings before income taxes          4,277,189       (551,285)        3,725,904
Income taxes                               1,430,129       (186,775)(6)     1,243,354
                                        ------------     ----------      ------------
          Net earnings                     2,847,060       (364,510)        2,482,550
                                        ============     ==========      ============
Earnings per common share                       0.63          (0.08)             0.55

Average shares outstanding                 4,495,672      4,495,672         4,495,672
                                        =============    ==========      ============

        The accompanying notes are an integral part of these statements.

                       Davel Communications Group, Inc.
            Unaudited Pro Forma Consolidated Statements of Earnings
                 For the Nine Months Ended September 30, 1996


Note B: The Unaudited Pro Forma Consolidated Statements of Earnings for the Nine Months Ended September 30, 1996 give effect to the following pro forma adjustments:

(1) Represents the removal of Comtel revenues for the nine months ended September 30, 1996.

(2) Represents the removal of Comtel cost of sales for the nine months ended September 30, 1996.

(3) Represents the removal of Comtel selling, general and administrative expenses for the nine months ended September 30, 1996.

(4) Represents the removal of Comtel depreciation and amortization expenses for the nine months ended September 30, 1996.

(5) Represents the removal of Comtel interest expense of $62,781, net of interest income of $24,153 for the nine months ended September 30, 1996.

(6) Represents the removal of Comtel income tax expense for the nine months ended September 30, 1996.

                       Davel Communications Group, Inc.
            Unaudited Pro Forma Consolidated Statements of Earnings
                     For the Year Ended December 31, 1995



                                                         Pro Forma
                                                        Adjustments
                                         Historical       (Note C)         Pro Forma
                                        ------------    ------------      -----------
Revenues:
  Coin calls                              14,356,466               -       14,356,466
  Non-coin calls payphones                15,811,443               -       15,811,443
  Non-coin calls hospitality              13,077,954     (12,609,375)(1)      468,579
  Sale of equipment and repairs            1,006,393               -        1,006,393
                                        ------------    ------------      -----------
     Total revenues                       44,252,256     (12,609,375)      31,642,881

Operating costs and expenses:
  Telephone charges-payphones              6,075,995               -        6,075,995
  Location commissions-payphones           3,844,794               -        3,844,794
  Service, maintenance & network           6,950,643               -        6,950,643
   payphones
  Cost of sales-hospitality                9,310,976      (8,957,996)(2)      352,980
  Cost of equipment sold and repairs         798,317               -          798,317
  Selling, general, and administrative     7,005,368      (1,444,283)(3)    5,561,085
  Depreciation and amortization            3,504,930      (1,366,925)(4)    2,138,005
  Non-recurring charge                     3,082,052      (2,704,098)(5)      377,954
                                        ------------    ------------      -----------

     Total operating costs and expenses   40,573,075     (14,473,302)      26,099,773
                                        ------------    ------------      -----------

    Operating profit                       3,679,181       1,863,927        5,543,108
Interest (expense)                            10,823          66,457 (6)       77,280
                                        ------------    ------------      -----------

     Earnings before income taxes          3,690,004       1,930,384        5,620,388
Income taxes                               2,378,275        (434,059)(7)    1,944,216
                                        ------------    ------------      -----------

       Net earnings                        1,311,729       2,364,443        3,676,172
                                        ============    ============      ===========

Earnings per common share                       0.29            0.53             0.83
                                        ============    ============      ===========
Average shares outstanding                 4,455,000       4,455,000        4,455,000
                                        ============    ============      ===========

       The accompanying notes are an integral part of these statements.

                       Davel Communications Group, Inc.
            Unaudited Pro Forma Consolidated Statements of Earnings
                     For the Year Ended December 31, 1995

Note C: The Unaudited Pro Forma Consolidated Statements of Earnings for the Year Ended December 31, 1995 give effect to the following pro forma adjustments:

(1) Represents the removal of Comtel revenues for the year ended December 31, 1995.

(2) Represents the removal of Comtel cost of sales for the year ended December 31, 1995.

(3) Represents the removal of Comtel selling, general and administrative expenses for the year ended December 31, 1995.

(4) Represents the removal of Comtel depreciation and amortization expenses for the year ended December 31, 1995.

(5) Represents a non-recurring charge due to impairment of intangible and long-lived Comtel assets under Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of." The Company adopted the statement during the year ended December 31, 1995.

(6) Represents the removal of Comtel interest expense of $100,385, net of interest income of $33,928 for the year ended December 31, 1995.

(7) Represents the removal of Comtel income tax expense for the year ended December 31, 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DAVEL COMMUNICATIONS GROUP, INC.



Date:   March 1, 1997         By: /s/  Michael E. Hayes
                                 --------------------------
                                  Michael E. Hayes
                                  Senior Vice President and
                                    Chief Financial Officer